Exhibit 99.1

CD International Enterprises Provides Business Update for Its Industrial Commodities Business

Resumes Distribution Efforts with Sale of Mexican Iron Ore and Reinitiates Bolivian Iron Ore Production after Bankruptcy Court Approves Settlement for CDII Trading Subsidiary

DEERFIELD BEACH, FL--(11/19/12) - CD International Enterprises, Inc. (“CD International”) (OTCQB:CDII), a U.S. based company that produces, sources, and distributes industrial commodities in China and the Americas and provides business and financial corporate consulting services, today provided a business update for its international commodities distribution business.

CD International and its affiliated companies received bankruptcy court approval for the disposition of CDII Trading’s assets and settlement of claims on September 24, 2012. Upon receiving this approval CD International resumed its international commodities distribution business through its CDII Minerals subsidiary.  CDII Minerals has spent the weeks following the settlement reestablishing relationships with suppliers and key industry contacts to resume its Latin American commodities operations which were essentially idled during the court proceedings. CDII Minerals recent efforts have resulted in the sale of approximately 11,000 tons of iron ore locally in Mexico to a China based steel mill operating in Manzanillo, Mexico.  Additionally, CDII Minerals has worked to resume production in Bolivia to set the stage for shipments to potentially begin out of this area in the coming months. CD International has brought in engineers from China to help CDII Minerals increase the quantity and quality of production out of Latin America as it seeks to expand its Bolivian operations.

Commenting on the announcement, Dr. James Wang, Chairman and CEO of CD International, stated, “We are pleased to resume the operation of our commodities business in Latin America.  By completing the sale of our inventory in Mexico and positioning CDII Minerals to market our current and future inventories in Bolivia and Chile to further enhance our liquidity, we expect to have greater financial flexibility to build this business in the coming years.”

About CD International Enterprises, Inc.

CD International Enterprises, Inc. (OTCQB: CDII), is a U.S. based company that produces, sources, and distributes industrial commodities in China and the Americas and provides business and financial corporate consulting services. Headquartered in Deerfield Beach, Florida with corporate offices in Shanghai, CD International's unique infrastructure provides a platform to expand business opportunities globally while effectively and efficiently accessing the U.S. capital markets. For more information about CD International, please visit http://www.cdii.net.

DISCLOSURE NOTICE:

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, CD International Enterprises, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations regarding the quantity and quality of production out of Latin America and our future liquidity as a result of our commodities business.

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Contact:

Contact Information:
For the Company:
CD International Enterprises, Inc.
Richard Galterio
Investor Relations
Phone: 1-877-244-6257
Email:
richard.galterio@cdii.net